UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2021

B. RILEY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

310 - 966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares, each representing a 1/1000th fractional interest in a 6.875% share of Series A Cumulative Perpetual Preferred Stock	RILYP	Nasdaq Global Market
Depositary Shares, each representing a 1/1000th fractional interest in a 7.375% share of Series B Cumulative Perpetual Preferred Stock	RILYL	Nasdaq Global Market
7.25% Senior Notes due 2027	RILYG	Nasdaq Global Market
7.50% Senior Notes due 2027	RILYZ	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
6.375% Senior Notes due 2025	RILYM	Nasdaq Global Market
6.75% Senior Notes due 2024	RILYO	Nasdaq Global Market
7.375% Senior Notes due 2023	RILYH	Nasdaq Global Market
6.875% Senior Notes due 2023	RILYI	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

B. Riley Financial, Inc. (the “Company”) is filing this Current Report on Form 8-K to recast its historical segment information and related disclosures, originally contained in its Annual Report on Form 10-K (the “2020 Form 10-K”) for the fiscal year ended December 31, 2020, which was filed with the Securities and Exchange Commission (the “SEC”) on March 4, 2021, to conform with the realigned segment reporting structure described below.

As disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Form 10-Q”), which was filed with the SEC on May 10, 2021, the Company completed the acquisition of all of the outstanding shares of National Holdings Corporation (“National”) not already owned by the Company. As a result of the National acquisition on February 25, 2021, the Company realigned its segment reporting structure to reflect organizational management changes in the Company’s wealth management business. Under the new structure, the wealth management business previously reported in the Capital Markets segment are now reported in the Wealth Management segment for all periods presented.

To reflect the realigned segment reporting structure, the following Items of the 2020 Form 10-K have been revised retrospectively (which Items as revised are presented in Exhibit 99.1 attached hereto and incorporated by reference herein):

●	Part I. Item 1. Business;
●	Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;
●	Part II. Item 8. Financial Statements and Supplementary Data; and
●	Part IV. Item 15. Exhibits and Financial Statement Schedules.

The information in this Form 8-K does not reflect events or disclosures occurring after the filing of the Company’s 2020 Form 10-K and does not modify or update the disclosures therein, except to the extent expressly provided above. For a discussion of events and developments subsequent to the filing of the 2020 Form 10-K, please refer to the Company’s filings with the SEC since that date.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1*	Consent of Independent Registered Public Accounting Firm

99.1*	Updates to Annual Report on Form 10-K for the year ended December 31, 2020

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 25, 2021	B. RILEY FINANCIAL, INC.

	By:	/s/ Phillip J. Ahn
		Name:	Phillip J. Ahn
		Title:	Chief Financial Officer and Chief Operating Officer

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